MANAGEMENT PLANS AND LIQUIDITY	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
MANAGEMENT PLANS AND LIQUIDITY [Abstract]
MANAGEMENT PLANS AND LIQUIDITY
NOTE 2 - MANAGEMENT PLANS AND LIQUIDITY

The Company has reported net operating losses during the three months ended March 31, 2017 and for the past five years. As a result, in 2016 and 2017 the Company funded its operations and the merger with Brushy through additional debt and equity financing. On September 29, 2016, the Company entered into a First Lien Credit Agreement (defined below) that provides for a three-year, senior, secured term loan with initial aggregate principal commitments of $31.0 million and a maximum facility size of $50 million (the “First Lien Term Loan”). On February 7, 2017, pursuant to the terms of the First Lien Credit Agreement, the Company exercised the accordion advance feature increasing the aggregate principal amount outstanding under the term loan from $31.0 million to $38.1 million.

 As of March 31, 2017, the Company had a working capital balance and a cash balance of approximately $15.2 million and $20.4 million, respectively. Since that date, the Company has bolstered its cash balance through the funding of $15 million under a first and second amendment to the First Lien Credit Agreement which closed on April 24, 2017, that was structured as a new tranche under the First Lien Term Loan, and the funding through a new, four-year, $125 million, convertible, Second Lien Term Loan (defined below), with $80 million drawn immediately and additional availability of $45 million that provides discretionary funding for leasing activity and acreage acquisitions under certain conditions, which closed on April 26, 2017. The Company received approximately $56.6 million in combined net proceeds from Bridge Loan and the Second Lien Credit Facility, following repayment of $38.3 million outstanding including accrued interest under the existing first lien term loan, which was subsequently cancelled. Due in part to these transactions, the Company believes that it will have sufficient capital to operate over the next 12 months from the date of the filing of this quarterly report.

NOTE 2 – MANAGEMENT PLANS AND LIQUIDITY

The Company has reported net operating losses during the year ended December 31, 2016 and for the past five years. As a result, the Company funded its operations in 2016 and the merger with Brushy Resources, Inc. through additional debt and equity financing. On September 29, 2016, the Company entered into a new Credit and Guaranty Agreement (the “Credit Agreement”) that provides for a three-year, senior, secured term loan with initial aggregate principal commitments of $31 million and a maximum facility size of $50 million. The term loan was funded in two draws, with $25 million collected as of September 30, 2016 and the additional $6 million collected as of November 11, 2016.

As of December 31, 2016, the Company had a working capital balance and a cash balance of approximately $5.7 million and $11.7 million, respectively. As of March 1, 2017, the Company’s cash balance was approximately $9.0 million, which included a drawdown of additional principal under its Credit Agreement on February 7, 2017 of $7.1 million and excluded net proceeds of the equity offering completed on March 1, 2017, or approximately $18.6 million. The Company believes that it will have sufficient capital to operate over the next 12 months from the date of the filing of this annual report. However, it is possible that the Company will seek to raise additional debt, equity capital, or both depending on the pace of its drilling and leasing activity.